April 9, 2007

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts  02111
Re:	Custodian Services Agreement

Ladies and Gentlemen:
      Reference is made to the Custodian Services Agreement, dated as of January 1, 2007 (as amended to date, the "Agreement"), by and among State Street Bank and Trust Company, a Massachusetts trust company, and each management investment company identified as an "Existing Fund" on
Schedule I hereto (each, a "Fund" and, collectively, the "Funds") on behalf of each of its series, if any, identified as "Existing Portfolio" on Schedule I hereto (each, a "Portfolio" and, collectively, the "Portfolios") and certain other affiliated management investment companies.
      In connection with a restructuring of the complex of which the Funds are a part, as of the close of business on April 13, 2007 or April 27, 2007, as indicated on Schedule I hereto (each, a "Closing Date"), many of the Funds and Portfolios will be reorganized as set forth on Schedule I hereto. Additionally, as indicated on Schedule I, several Funds and Portfolios have recently ceased or shall cease operations following fund combinations (or otherwise) on the date indicated on Schedule I hereto (each, a "Termination Date").
      On each applicable Closing Date, (i) each management company identified as a "Successor Fund" shall become a "Fund" party to the Agree-ment on behalf of each of its series identified on Schedule I as a "Successor Portfolio" and shall assume all of the rights and obligations under the Agreement of the corresponding Existing Fund with respect to each applicable Existing Portfolio (or, if such Existing Fund has no Existing Portfolios, with respect to the Existing Fund itself), (ii) each such Successor Portfolio shall be deemed a "Portfolio" within the meaning of the Agreement, and (iii) the corresponding Existing Portfolio shall cease be deemed to be a "Portfolio" under the Agreement. As of each applicable Termination Date, each Existing Portfolio indicated on Schedule I hereto as terminating operations shall cease to be deemed a "Portfolio" under the Agreement.
      As of the date on which an Existing Fund has no further rights or obligations under the Agreement, by virtue of (i) all of the rights and obligations of its Existing Portfolios (or, if such Existing Fund has no Existing Portfolios, the Existing Fund itself) having been assumed by one or more Successor Funds and/or (ii) its Existing Portfolios (or, if such Existing Fund has no Existing Portfolios, the Existing Fund itself) having ceased operations in connection with a fund combination, such Existing Fund shall cease to be a party to the Agreement and shall have no rights or obligations thereunder.
      Additionally, attached as Exhibit A hereto is a replacement of "Exhibit A" to the Agreement, effective as of the close of business on April 27, 2007.
      Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreement.
      Please sign below to evidence your consent and agreement to the above.

EACH MANAGEMENT INVESTMENT
COMPANY IDENTIFIED ON SCHEDULE I
HERETO AS A "EXISTING FUND"
OR A "SUCCESSOR FUND"
By:
Name:
Title:

Consented and Agreed to:

STATE STREET BANK AND TRUST COMPANY
By:
Name:		Joseph L. Hooley
Title:		Executive Vice President



Schedule I

FUNDS AND PORTFOLIOS
INVOLVED IN RESTRUCTURINGS
OR FUND COMBINATIONS

Existing Fund
Existing Portfolio
Restructuring,
Fund
Combination
or Other
Cessation of
Operations
Successor Fund
Successor Portfolio
Closing Date or
Termination
Date

(as applicable)






Legg Mason Partners Adjustable
Rate Income Fund (f/k/a SB
Adjustable Rate Income Fund)
n/a
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners
Adjustable Rate Income Fund
4/13/07
Legg Mason Partners Aggressive
Growth Fund, Inc. (f/k/a Smith
Barney Aggressive Growth Fund
Inc.)
n/a
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners
Aggressive Growth Fund
4/13/07
Legg Mason Partners Lifestyle
Series, Inc. (f/k/a Smith Barney
Allocation Series Inc.)
Legg Mason Partners Lifestyle
Allocation 50% (f/k/a Balanced
Portfolio)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Lifestyle
Allocation 50%
4/13/07

Legg Mason Partners Lifestyle
Allocation 30% (f/k/a
Conservative Portfolio)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Lifestyle
Allocation 30%
4/13/07

Legg Mason Partners Lifestyle
Allocation 70% (f/k/a Growth
Portfolio)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Lifestyle
Allocation 70%
4/13/07

Legg Mason Partners Lifestyle
Allocation 85% (f/k/a High
Growth Portfolio)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Lifestyle
Allocation 85%
4/13/07

Legg Mason Partners Lifestyle
Allocation 100%
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Lifestyle
Allocation 100%
4/13/07

Legg Mason Partners Lifestyle
Income Fund (f/k/a Income
Portfolio)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Lifestyle
Income Fund
4/13/07

Legg Mason Partners Variable
Lifestyle Allocation 50% (f/k/a
Select Balanced Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Lifestyle Allocation 50%
4/27/07

Legg Mason Partners Variable
Lifestyle Allocation 70% (f/k/a
Select Growth Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Lifestyle Allocation 70%
4/27/07

Legg Mason Partners Variable
Lifestyle Allocation 85% (f/k/a
Select High Growth Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Lifestyle Allocation 85%
4/27/07
Legg Mason Partners
Appreciation Fund, Inc. (f/k/a
Smith Barney Appreciation Fund
Inc.)

n/a
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners
Appreciation Fund
4/13/07
Legg Mason Partners Arizona
Municipals Fund, Inc. (f/k/a
Smith Barney Arizona
Municipals Fund Inc.)
n/a
Combination

(acquired by Legg
Mason Partners
Managed
Municipals Fund)
n/a
n/a
2/2/07
Legg Mason Partners California
Municipals Fund, Inc. (f/k/a
Smith Barney California
Municipals Fund Inc.)
n/a
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners
California Municipals Fund
4/13/07
Legg Mason Partners Equity
Funds (f/k/a Smith Barney Equity
Funds)
Legg Mason Partners Social
Awareness Fund (f/k/a Smith
Barney Social Awareness Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Social
Awareness Fund
4/13/07
Legg Mason Partners
Fundamental Value Fund, Inc.
(f/k/a Smith Barney Fundamental
Value Fund Inc.)
n/a
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners
Fundamental Value Fund
4/13/07
Legg Mason Partners Funds, Inc.
(f/k/a Smith Barney Funds, Inc.)
Legg Mason Partners Large Cap
Value Fund (f/k/a Smith Barney
Large Cap Value Fund)
Combination

(acquired by Legg
Mason Partners
Investors Value
Fund)
n/a
n/a
3/2/07

Legg Mason Partners U.S.
Government Securities Fund (f/k/a
Smith Barney U.S. Government
Securities Fund)
Combination

(acquired by Legg
Mason Partners
Government
Securities Fund)
n/a
n/a
2/2/07

Legg Mason Partners Short-Term
Investment Grade Bond Fund
(f/k/a Smith Barney Short-Term
Investment Grade Bond Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners Short-
Term Investment Grade Bond
Fund
4/13/07
Legg Mason Partners Income
Funds (f/k/a Smith Barney
Income Funds)
Legg Mason Partners Convertible
Fund (f/k/a SB Convertible Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners
Convertible Fund
4/13/07

Legg Mason Partners Diversified
Strategic Income Fund (f/k/a
Smith Barney Diversified
Strategic Income Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners
Diversified Strategic Income
Fund
4/13/07

Legg Mason Partners Exchange
Reserve Fund (f/k/a Smith Barney
Exchange Reserve Fund)
Combination

(acquired by
Smith Barney
Money Funds-
Cash Portfolio)
n/a
n/a
3/16/07

Legg Mason Partners High
Income Fund (f/k/a Smith Barney
High Income Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners High
Income Fund
4/13/07

Legg Mason Partners Municipal
High Income Fund (f/k/a Smith
Barney Municipal High Income
Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners
Municipal High Income Fund
4/13/07

Legg Mason Partners Capital and
Income Fund (f/k/a SB Capital
and Income Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Capital
and Income Fund
4/13/07

Legg Mason Partners Core Bond
Fund (f/k/a Smith Barney Total
Return Bond Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners Core
Bond Fund
4/13/07
Smith Barney Institutional Cash
Management Fund Inc.
Cash Portfolio
Restructuring
Legg Mason Partners
Institutional Trust
Western Asset Institutional
Money Market Fund
4/13/07

Government Portfolio
Restructuring
Legg Mason Partners
Institutional Trust
Western Asset Institutional
Government Money Market
Fund
4/13/07

Municipal Portfolio
Restructuring
Legg Mason Partners
Institutional Trust
Western Asset Institutional
Municipal Money Market Fund
4/13/07
Legg Mason Partners Investment
Funds, Inc. (f/k/a Smith Barney
Investment Funds Inc.)
Legg Mason Partners Investment
Grade Bond Fund (f/k/a Smith
Barney Investment Grade Bond
Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners
Investment Grade Bond Fund
4/13/07

Legg Mason Partners Multiple
Discipline Funds Large Cap
Growth and Value (f/k/a Smith
Barney Multiple Discipline
Funds-Large Cap Growth and
Value Fund)
Combination

(acquired by Legg
Mason Partners
Multiple
Discipline Funds
All Cap Growth
and Value)
n/a
n/a
2/2/07

Legg Mason Partners Multiple
Discipline Funds All Cap Growth
and Value (f/k/a Smith Barney
Multiple Discipline Funds-All
Cap Growth and Value Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners All Cap
Fund

4/13/07

Legg Mason Partners Multiple
Discipline Funds Global All Cap
Growth and Value (f/k/a Smith
Barney Multiple Discipline
Funds-Global All Cap Growth
and Value Fund)
Combination

(acquired by Legg
Mason Partners
Multiple
Discipline Funds
All Cap Growth
and Value)
n/a
n/a
2/2/07

Legg Mason Partners Multiple
Discipline Funds All Cap and
International (f/k/a Smith Barney
Multiple Discipline Funds-All
Cap and International Fund)
Combination

(acquired by Legg
Mason Partners
Multiple
Discipline Funds
All Cap Growth
and Value)
n/a
n/a
2/2/07

Legg Mason Partners Government
Securities Fund (f/k/a Smith
Barney Government Securities
Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners
Government Securities Fund
4/13/07

Legg Mason Partners Small Cap
Growth Fund (f/k/a Smith Barney
Small Cap Growth Fund)
Combination

(acquired by Legg
Mason Partners
Small Cap Growth
Fund)
n/a
n/a
3/2/07

Legg Mason Partners Small Cap
Value Fund (f/k/a Smith Barney
Small Cap Value Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Small
Cap Value Fund

4/13/07
Legg Mason Partners Investment
Series (f/k/a Smith Barney
Investment Series)
Legg Mason Partners Dividend
Strategy Fund (f/k/a Smith Barney
Dividend Strategy Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Dividend
Strategy Fund
4/13/07

Legg Mason Partners Growth and
Income Fund (f/k/a SB Growth
and Income Fund)
Combination

(acquired by Legg
Mason Partners
Multiple
Discipline Funds
All Cap Growth
and Value)
n/a
n/a
2/2/07

Legg Mason Partners Premier
Selections All Cap Growth
Portfolio (f/k/a Smith Barney
Premier Selections All Cap
Growth Portfolio)
Combination

(acquired by Legg
Mason Partners
Variable
Aggressive
Growth Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners Variable
Growth and Income Portfolio
(f/k/a Smith Barney Growth and
Income Portfolio)
Combination

(acquired by Legg
Mason Partners
Variable
Appreciation
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners Variable
Government Portfolio (f/k/a SB
Government Portfolio)
Restructuring
Legg Mason Partners Variable
Income Trust
Legg Mason Partners Variable
Government Portfolio
4/27/07

Legg Mason Partners Variable
Dividend Strategy Portfolio (f/k/a
Smith Barney Dividend Strategy
Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Dividend Strategy Portfolio
4/27/07
Legg Mason Partners Investment
Trust (f/k/a Smith Barney
Investment Trust)
Legg Mason Partners Intermediate
Maturity California Municipals
Fund (f/k/a Smith Barney
Intermediate Maturity California
Municipals Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners
Intermediate Maturity
California Municipals Fund
4/13/07

Legg Mason Partners Intermediate
Maturity New York Municipals
Fund (f/k/a Smith Barney
Intermediate Maturity New York
Municipals Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners
Intermediate Maturity New
York Municipals Fund
4/13/07

Legg Mason Partners Large Cap
Growth Fund (f/k/a Smith Barney
Large Capitalization Growth
Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Large
Cap Growth Fund
4/13/07

Legg Mason Partners S&P 500
Index Fund (f/k/a Smith Barney
S&P 500 Index Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners S&P 500
Index Fund
4/13/07

Legg Mason Partners Mid Cap
Core Fund (f/k/a Smith Barney
Mid Cap Core Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Mid Cap
Core Fund
4/13/07

Legg Mason Partners Classic
Values Fund (f/k/a Smith Barney
Classic Values Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Classic
Values Fund
4/13/07
Legg Mason Partners Core Plus
Bond Fund, Inc. (f/k/a Smith
Barney Core Plus Bond Fund
Inc.)
n/a
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners Core Plus
Bond Fund
4/13/07
Legg Mason Partners Managed
Municipals Fund, Inc. (f/k/a
Smith Barney Managed
Municipals Fund Inc.)
n/a
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners Managed
Municipals Fund
4/13/07
Legg Mason Partners
Massachusetts Municipals Fund
(f/k/a Smith Barney
Massachusetts Municipals Fund)
n/a
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners
Massachusetts Municipals
Fund
4/13/07
Smith Barney Money Funds, Inc.
Cash Portfolio
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset Money Market
Fund
4/13/07

Government Portfolio
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset Government
Money Market Fund
4/13/07
Legg Mason Partners Variable
Portfolios IV (f/k/a Smith Barney
Multiple Discipline Trust)
Legg Mason Partners Variable
Multiple Discipline Portfolio-All
Cap Growth and Value (f/k/a
Multiple Discipline Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Multiple Discipline Portfolio-
All Cap Growth and Value
4/27/07

Legg Mason Partners Variable
Multiple Discipline Portfolio-
Large Cap Growth and Value
(f/k/a Multiple Discipline
Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Multiple Discipline Portfolio-
Large Cap Growth and Value
4/27/07

Legg Mason Partners Variable
Multiple Discipline Portfolio-
Global All Cap Growth and Value
(f/k/a Multiple Discipline
Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Multiple Discipline Portfolio-
Global All Cap Growth and
Value
4/27/07

Legg Mason Partners Variable
Multiple Discipline Portfolio-
Balanced All Cap Growth and
Value (f/k/a Multiple Discipline
Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Capital and Income Portfolio
4/27/07
Smith Barney Municipal Money
Market Fund, Inc.
n/a
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset Municipal
Money Market Fund
4/13/07
Legg Mason Partners Municipal
Funds (f/k/a Smith Barney Muni
Funds)
California Money Market
Portfolio
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset California
Municipal Money Market Fund
4/13/07

Legg Mason Partners Florida
Municipals Fund (f/k/a Florida
Portfolio)
Combination

(acquired by Legg
Mason Partners
Managed
Municipals Fund)
n/a
n/a
2/2/07

Legg Mason Partners Georgia
Municipals Fund (f/k/a Georgia
Portfolio)
Combination

(acquired by Legg
Mason Partners
Managed
Municipals Fund)
n/a
n/a
2/2/07

Legg Mason Partners
Intermediate-Term Municipals
Fund (f/k/a Limited Term
Portfolio)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners
Intermediate-Term Municipals
Fund
4/13/07

Legg Mason Partners National
Municipals Fund (f/k/a National
Portfolio)
Combination

(acquired by Legg
Mason Partners
Managed
Municipals Fund)
n/a
n/a
2/2/07

Massachusetts Money Market
Portfolio
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset Massachusetts
Municipal Money Market Fund
4/13/07

New York Money Market
Portfolio
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset New York
Municipal Money Market Fund
4/13/07

Legg Mason Partners New York
Municipals Fund (f/k/a New York
Portfolio)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners New
York Municipals Fund
4/13/07

Legg Mason Partners
Pennsylvania Municipals Fund
(f/k/a Pennsylvania Portfolio)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners
Pennsylvania Municipals Fund
4/13/07
Legg Mason Partners New
Jersey Municipals Fund, Inc.
(f/k/a Smith Barney New Jersey
Municipals Fund Inc.)
n/a
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners New
Jersey Municipals Fund
4/13/07
Legg Mason Partners Oregon
Municipals Fund (f/k/a Smith
Barney Oregon Municipals
Fund)
n/a
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners Oregon
Municipals Fund
4/13/07
Legg Mason Partners Sector
Series, Inc. (f/k/a Smith Barney
Sector Series Inc.)
Legg Mason Partners Financial
Services Fund (f/k/a Smith Barney
Financial Services Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Financial
Services Fund
4/13/07

Legg Mason Partners Technology
Fund (f/k/a Smith Barney
Technology Fund)
Combination

(acquired by Legg
Mason Partners
Large Cap Growth
Fund)
n/a
n/a
2/2/07
Legg Mason Partners Small Cap
Core Fund, Inc. (f/k/a Smith
Barney Small Cap Core Fund,
Inc.)
n/a
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Small
Cap Core Fund
4/13/07
Legg Mason Partners World
Funds, Inc. (f/k/a Smith Barney
World Funds)
Legg Mason Partners Inflation
Management Fund (f/k/a Smith
Barney Inflation Management
Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners Inflation
Management Fund
4/13/07

Legg Mason Partners International
All Cap Opportunity Fund (f/k/a
International All Cap Growth
Portfolio)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners
International All Cap
Opportunity Fund
4/13/07
Legg Mason Partners Variable
Portfolios II (f/k/a Greenwich
Street Series Fund)
Legg Mason Partners Variable
Appreciation Portfolio (f/k/a
Appreciation Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Appreciation Portfolio
4/27/07

Legg Mason Partners Variable
Capital and Income Portfolio
(f/k/a Capital and Income
Portfolio)
Combination

(acquired by Legg
Mason Partners
Variable Multiple
Discipline
Portfolio-
Balanced All Cap
Growth and
Value)
n/a
n/a
4/27/07

Legg Mason Partners Variable
Diversified Strategic Income
Portfolio (f/k/a Diversified
Strategic Income Portfolio)
Restructuring
Legg Mason Partners Variable
Income Trust
Legg Mason Partners Variable
Diversified Strategic Income
Portfolio
4/27/07

Legg Mason Partners Variable
Aggressive Growth Portfolio
(f/k/a Salomon Brothers Variable
Aggressive Growth Fund)
Combination

(acquired by Legg
Mason Partners
Variable
Aggressive
Growth Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners Variable
Equity Index Portfolio (f/k/a
Equity Index Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Equity Index Portfolio
4/27/07

Legg Mason Partners Variable
Growth and Income Portfolio
(f/k/a Salomon Brothers Variable
Growth & Income Fund)
Combination

(acquired by Legg
Mason Partners
Variable
Appreciation
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners Variable
Fundamental Value Portfolio
(f/k/a Fundamental Value
Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Fundamental Value Portfolio
4/27/07
Legg Mason Partners Variable
Portfolios III, Inc. (f/k/a
Travelers Series Fund Inc. )

Legg Mason Partners Variable
Aggressive Growth Portfolio
(f/k/a Smith Barney Aggressive
Growth Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Aggressive Growth Portfolio
4/27/07

Legg Mason Partners Variable
High Income Portfolio (f/k/a Smith
Barney High Income Portfolio)
Restructuring
Legg Mason Partners Variable
Income Trust
Legg Mason Partners Variable
High Income Portfolio
4/27/07

Legg Mason Partners Variable
International All Cap Growth
Portfolio (f/k/a Smith Barney
International All Cap Growth
Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
International All Cap
Opportunity Portfolio
4/27/07

Legg Mason Partners Variable
Large Cap Growth Portfolio (f/k/a
Smith Barney Large
Capitalization Growth Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Large Cap Growth Portfolio
4/27/07

Legg Mason Partners Variable
Large Cap Value Portfolio (f/k/a
Smith Barney Large Cap Value
Portfolio)
Combination

(acquired by Legg
Mason Partners
Variable Investors
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners Variable
Mid Cap Core Portfolio (f/k/a
Smith Barney Mid Cap Core
Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Mid Cap Core Portfolio
4/27/07

Legg Mason Partners Variable
Money Market Portfolio (f/k/a
Smith Barney Money Market
Portfolio)
Restructuring
Legg Mason Partners Variable
Income Trust
Legg Mason Partners Variable
Money Market Portfolio
4/27/07

Legg Mason Partners Variable
Social Awareness Stock Portfolio
(f/k/a Social Awareness Stock
Portfolio)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Social Awareness Portfolio
4/27/07

Legg Mason Partners Variable
Adjustable Rate Income Portfolio
(f/k/a SB Adjustable Rate Income
Portfolio)
Restructuring
Legg Mason Partners Variable
Income Trust
Legg Mason Partners Variable
Adjustable Rate Income
Portfolio
4/27/07
Legg Mason Partners Equity
Fund, Inc. (f/k/a The Salomon
Brothers Fund Inc)
n/a
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Equity
Fund
4/13/07
Legg Mason Partners Investors
Value Fund, Inc. (f/k/a Salomon
Brothers Investors Value Fund
Inc)
n/a
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Investors
Value Fund
4/13/07
Legg Mason Partners Capital
Fund, Inc. (f/k/a Salomon
Brothers Capital Fund Inc)
n/a
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Capital
Fund
4/13/07
Legg Mason Partners Series
Funds, Inc. (f/k/a Salomon
Brothers Series Funds Inc.)
Legg Mason Partners Balanced
Fund (f/k/a Salomon Brothers
Balanced Fund)
Combination

(acquired by Legg
Mason Partners
Capital and
Income Fund)
n/a
n/a
3/16/07

Legg Mason Partners Global High
Yield Bond Fund (f/k/a Salomon
Brothers High Yield Bond Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners Global
High Yield Bond Fund
4/13/07

Legg Mason Partners New
York Municipal Money Market
Fund (f/k/a Salomon Brothers
NY Municipal Money Mkt
Fund)
Combination

(acquired by
Legg Mason
Partners
Municipal
Funds - New
York Money
Market
Portfolio)
n/a
n/a
3/2/07

Legg Mason Partners Small Cap
Growth Fund I (f/k/a Salomon
Brothers Small Cap Growth Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Small
Cap Growth Fund
4/13/07

Legg Mason Partners Strategic
Bond Fund (f/k/a Salomon
Brothers Strategic Bond Fund)
Combination

(acquired by Legg
Mason Partners
Diversified
Strategic Income
Fund)
n/a
n/a
3/2/07

Legg Mason Partners
Short/Intermediate U.S.
Government Fund (f/k/a Salomon
Brothers Short/Intermediate US
Government Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners
Short/Intermediate U.S.
Government Fund
4/13/07
Western Asset Funds II, Inc.
(f/k/a Salomon Brothers
Institutional Series Funds Inc.)

Western Asset Global High Yield
Bond Portfolio (f/k/a Salomon
Brothers Institutional High Yield
Bond Fund)
Restructuring
Legg Mason Partners Income
Trust
Western Asset Global High
Yield Bond Portfolio
4/13/07

Western Asset Emerging Market
Debt Portfolio (f/k/a Salomon
Brothers Institutional Emerging
Markets Debt Fund)
Restructuring
Legg Mason Partners Income
Trust
Western Asset Emerging
Markets Debt Portfolio
4/13/07
Legg Mason Partners Variable
Portfolios I, Inc. (f/k/a Salomon
Brothers Variable Series Funds
Inc.)

Legg Mason Partners Variable All
Cap Portfolio (f/k/a Salomon
Brothers Variable All Cap Fund)
Combination

(acquired by Legg
Mason Partners
Variable
Fundamental
Value Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners Variable
Global High Yield Bond Portfolio
(f/k/a Salomon Brothers Variable
High Yield Bond Fund)
Restructuring
Legg Mason Partners Variable
Income Trust
Legg Mason Partners Variable
Global High Yield Bond
Portfolio
4/27/07

Legg Mason Partners Variable
Investors Portfolio (f/k/a Salomon
Brothers Variable Investors Fund)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Investors Portfolio
4/27/07

Legg Mason Partners Variable
Large Cap Growth Portfolio (f/k/a
Salomon Brothers Variable Large
Cap Growth Fund)
Combination

(acquired by Legg
Mason Partners
Variable Large
Cap Growth
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners Variable
Small Cap Growth Portfolio (f/k/a
Salomon Brothers Variable Small
Cap Growth Fund)
Restructuring
Legg Mason Partners Variable
Equity Trust
Legg Mason Partners Variable
Small Cap Growth Portfolio
4/27/07

Legg Mason Partners Variable
Strategic Bond Portfolio (f/k/a
Salomon Brothers Variable
Strategic Bond Fund)
Restructuring
Legg Mason Partners Variable
Income Trust
Legg Mason Partners Variable
Strategic Bond Portfolio
4/27/07

Legg Mason Partners Variable
Total Return Portfolio (f/k/a
Salomon Brothers Variable Total
Return Fund)
Combination

(acquired by Legg
Mason Partners
Variable Multiple
Discipline
Portfolio-
Balanced All Cap
Growth and
Value)
n/a
n/a
4/27/07
Liquid Reserves Portfolio
n/a
Restructuring
Master Portfolio Trust
Liquid Reserves Portfolio
4/13/07
Tax Free Reserves Portfolio
n/a
Restructuring
Master Portfolio Trust
Tax Free Reserves Portfolio
4/13/07
U.S. Treasury Reserves Portfolio
n/a
Restructuring
Master Portfolio Trust
U.S. Treasury Reserves
Portfolio
4/13/07
CitiFunds Trust I
Legg Mason Partners Emerging
Markets Equity Fund (f/k/a Smith
Barney Emerging Markets Equity
Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Emerging
Markets Equity Fund
4/13/07
Legg Mason Partners Trust II
(f/k/a Smith Barney Trust II)

Legg Mason Partners Capital
Preservation Fund (f/k/a Smith
Barney Capital Preservation
Fund)
Not Restructuring
n/a
n/a
n/a

Legg Mason Partners Capital
Preservation Fund II (f/k/a Smith
Barney Capital Preservation Fund
II)
Not Restructuring
n/a
n/a
n/a

Legg Mason Partners Diversified
Large Cap Growth Fund (f/k/a
Smith Barney Diversified Large
Cap Growth Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners
Diversified Large Cap Growth
Fund
4/13/07

Legg Mason Partners Global
Equity Fund (f/k/a Smith Barney
International Large Cap Fund)
Restructuring
Legg Mason Partners Equity
Trust
Legg Mason Partners Global
Equity Fund
4/13/07

Legg Mason Partners Small Cap
Growth Opportunities Fund (f/k/a
Smith Barney Small Cap Growth
Opportunities Fund)
Combination

(acquired by Legg
Mason Partners
Small Cap Growth
Fund)
n/a
n/a
3/2/07

Legg Mason Partners Short
Duration Municipal Income Fund
(f/k/a Smith Barney Short
Duration Municipal Income Fund)
Restructuring
Legg Mason Partners Income
Trust
Legg Mason Partners Short
Duration Municipal Income
Fund
4/13/07
CitiFunds Trust III
Citi Cash Reserves
Restructuring
Legg Mason Partners Money
Market Trust
Citi Cash Reserves
4/13/07

Citi U.S. Treasury Reserves
Restructuring
Legg Mason Partners Money
Market Trust
Citi U.S. Treasury Reserves
4/13/07

Citi California Tax Free Reserves
Restructuring
Legg Mason Partners Money
Market Trust
Citi California Tax Free
Reserves
4/13/07

Citi Connecticut Tax Free
Reserves
Restructuring
Legg Mason Partners Money
Market Trust
Citi Connecticut Tax Free
Reserves
4/13/07

Citi New York Tax Free Reserves
Restructuring
Legg Mason Partners Money
Market Trust
Citi New York Tax Free
Reserves
4/13/07

Citi Tax Free Reserves
Restructuring
Legg Mason Partners Money
Market Trust
Citi Tax Free Reserves
4/13/07
CitiFunds Institutional Trust

Citi Institutional Liquid Reserves
Restructuring
Legg Mason Partners
Institutional Trust
Citi Institutional Liquid
Reserves
4/13/07

Citi Institutional Cash Reserves
Restructuring
Legg Mason Partners
Institutional Trust
Citi Institutional Cash Reserves
4/13/07

Citi Institutional U.S. Treasury
Reserves
Restructuring
Legg Mason Partners
Institutional Trust
Citi Institutional U.S. Treasury
Reserves
4/13/07

Citi Institutional Tax Free
Reserves
Restructuring
Legg Mason Partners
Institutional Trust
Citi Institutional Tax Free
Reserves
4/13/07

Citi Institutional Enhanced
Income Fund
Restructuring
Legg Mason Partners
Institutional Trust
Citi Institutional Enhanced
Income Fund
4/13/07

SMASh Series M Fund
Restructuring
Legg Mason Partners
Institutional Trust
SMASh Series M Fund
4/13/07

SMASh Series C Fund
Restructuring
Legg Mason Partners
Institutional Trust
SMASh Series C Fund
4/13/07

SMASh Series EC Fund
Restructuring
Legg Mason Partners
Institutional Trust
SMASh Series EC Fund
4/13/07






CitiFunds Premium Trust

Citi Premium Liquid Reserves
Restructuring
Legg Mason Partners Premium
Money Market Trust
Citi Premium Liquid Reserves
4/13/07

Citi Premium U.S. Treasury
Reserves
Restructuring
Legg Mason Partners Premium
Money Market Trust
Citi Premium U.S. Treasury
Reserves
4/13/07
Legg Mason Partners Funds
Trust (f/k/a Salomon Funds
Trust)
Legg Mason Partners National
Tax Free Bond Fund (f/k/a
Salomon Brothers National Tax
Free Bond Fund)
Combination

(acquired by Legg
Mason Partners
Managed
Municipals Fund)
n/a
n/a
3/2/07

Legg Mason Partners California
Tax Free Bond Fund (f/k/a
Salomon Brothers California Tax
Free Bond Fund)
Combination

(acquired by Legg
Mason Partners
California
Municipals Fund)
n/a
n/a
3/2/07

Legg Mason Partners New York
Tax Free Bond Fund (f/k/a
Salomon Brothers New York Tax
Free Bond Fund)
Combination

(acquired by Legg
Mason Partners
New York
Municipals Fund)
n/a
n/a
3/2/07
Institutional Portfolio
Institutional Enhanced Portfolio
Restructuring
Master Portfolio Trust
Institutional Enhanced
Portfolio
4/13/07

Prime Cash Reserves Portfolio
Restructuring
Master Portfolio Trust
Prime Cash Reserves Portfolio
4/13/07

SMASh Series M Portfolio
Restructuring
Master Portfolio Trust
SMASh Series M Portfolio
4/13/07

SMASh Series C Portfolio
Restructuring
Master Portfolio Trust
SMASh Series C Portfolio
4/13/07

SMASh Series EC Portfolio
Restructuring
Master Portfolio Trust
SMASh Series EC Portfolio
4/13/07






Legg Mason Partners Variable
Portfolios V (f/k/a Variable
Annuity Portfolios)

Legg Mason Partners Variable
Small Cap Growth Opportunities
Portfolio (f/k/a Smith Barney
Small Cap Growth Opportunities
Portfolio)
Combination

(acquired by Legg
Mason Partners
Variable Small
Cap Growth
Portfolio)
n/a
n/a
4/27/07




Exhibit A


Legg Mason Partners Equity Trust
Legg Mason Partners Aggressive Growth Fund
Legg Mason Partners All Cap Fund
Legg Mason Partners Appreciation Fund
Legg Mason Partners Capital and Income Fund
Legg Mason Partners Capital Fund
Legg Mason Partners Classic Values Fund
Legg Mason Partners Convertible Fund
Legg Mason Partners Diversified Large Cap Growth Fund
Legg Mason Partners Dividend Strategy Fund
Legg Mason Partners Emerging Markets Equity Fund
Legg Mason Partners Equity Fund
Legg Mason Partners Financial Services Fund
Legg Mason Partners Fundamental Value Fund
Legg Mason Partners Global Equity Fund
Legg Mason Partners International All Cap Opportunity Fund
Legg Mason Partners Investors Value Fund
Legg Mason Partners Large Cap Growth Fund
Legg Mason Partners Lifestyle Allocation 100%
Legg Mason Partners Lifestyle Allocation 85%
Legg Mason Partners Lifestyle Allocation 70%
Legg Mason Partners Lifestyle Allocation 50%
Legg Mason Partners Lifestyle Allocation 30%
Legg Mason Partners Lifestyle Income Fund
Legg Mason Partners Mid Cap Core Fund
Legg Mason Partners S&P 500 Index Fund
Legg Mason Partners Small Cap Core Fund
Legg Mason Partners Small Cap Growth Fund
Legg Mason Partners Small Cap Value Fund
Legg Mason Partners Social Awareness Fund

Legg Mason Partners Income Trust
Legg Mason Partners Adjustable Rate Income Fund
Legg Mason Partners California Municipals Fund
Legg Mason Partners Core Bond Fund
Legg Mason Partners Core Plus Bond Fund
Legg Mason Partners Diversified Strategic Income Fund
Legg Mason Partners Global High Yield Bond Fund
Legg Mason Partners Government Securities Fund
Legg Mason Partners High Income Fund
Legg Mason Partners Inflation Management Fund
Legg Mason Partners Intermediate Maturity California Municipals Fund Legg Mason Partners Intermediate Maturity New York Municipals Fund Legg Mason Partners Intermediate-Term Municipals Fund
Legg Mason Partners Investment Grade Bond Fund
Legg Mason Partners Managed Municipals Fund
Legg Mason Partners Massachusetts Municipals Fund
Legg Mason Partners Municipal High Income Fund
Legg Mason Partners New Jersey Municipals Fund
Legg Mason Partners New York Municipals Fund
Legg Mason Partners Oregon Municipals Fund
Legg Mason Partners Pennsylvania Municipals Fund
Legg Mason Partners Short Duration Municipal Income Fund
Legg Mason Partners Short/Intermediate U.S. Government Fund
Legg Mason Partners Short-Term Investment Grade Bond Fund
Western Asset Emerging Markets Debt Portfolio
Western Asset Global High Yield Bond Portfolio

Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth Portfolio
Legg Mason Partners Variable Appreciation Portfolio
Legg Mason Partners Variable Capital and Income Portfolio
Legg Mason Partners Variable Dividend Strategy Portfolio
Legg Mason Partners Variable Equity Index Portfolio
Legg Mason Partners Variable Fundamental Value Portfolio
Legg Mason Partners Variable International All Cap Opportunity Portfolio Legg Mason Partners Variable Investors Portfolio
Legg Mason Partners Variable Large Cap Growth Portfolio
Legg Mason Partners Variable Lifestyle Allocation 50%
Legg Mason Partners Variable Lifestyle Allocation 70%
Legg Mason Partners Variable Lifestyle Allocation 85%
Legg Mason Partners Variable Mid Cap Core Portfolio
Legg Mason Partners Variable Multiple Discipline Portfolio-All Cap Growth
 and Value
Legg Mason Partners Variable Multiple Discipline Portfolio-Global All Cap
 Growth and Value
Legg Mason Partners Variable Multiple Discipline Portfolio-Large Cap Growth
 and Value
Legg Mason Partners Variable Small Cap Growth Portfolio
Legg Mason Partners Variable Social Awareness Portfolio

Legg Mason Partners Variable Income Trust
Legg Mason Partners Variable Adjustable Rate Income Portfolio
Legg Mason Partners Variable Diversified Strategic Income Portfolio Legg Mason Partners Variable Global High Yield Bond Portfolio
Legg Mason Partners Variable Government Portfolio
Legg Mason Partners Variable High Income Portfolio
Legg Mason Partners Variable Money Market Portfolio
Legg Mason Partners Variable Strategic Bond Portfolio



Legg Mason Partners Money Market Trust
Citi California Tax Free Reserves
Citi Cash Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves
Citi Tax Free Reserves
Citi U.S. Treasury Reserves
Western Asset California Municipal Money Market Fund
Western Asset Government Money Market Fund
Western Asset Massachusetts Municipal Money Market Fund
Western Asset Money Market Fund
Western Asset Municipal Money Market Fund
Western Asset New York Municipal Money Market Fund

Legg Mason Partners Institutional Trust
Citi Institutional Cash Reserves
Citi Institutional Enhanced Income Fund
Citi Institutional Liquid Reserves
Citi Institutional Tax Free Reserves
Citi Institutional U.S. Treasury Reserves
SMASh Series C Fund
SMASh Series EC Fund
SMASh Series M Fund
Western Asset Institutional Government Money Market Fund
Western Asset Institutional Money Market Fund
Western Asset Institutional Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust
Citi Premium Liquid Reserves
Citi Premium U.S. Treasury Reserves

Master Portfolio Trust
Liquid Reserves Portfolio
U.S. Treasury Reserves Portfolio
Tax Free Reserves Portfolio
Prime Cash Reserves Portfolio
Institutional Enhanced Portfolio
SMASh Series M Portfolio
SMASh Series C Portfolio
SMASh Series EC Portfolio

Legg Mason Partners Trust II
Legg Mason Partners Capital Preservation Fund
Legg Mason Partners Capital Preservation Fund II

Western Asset Intermediate Muni Fund Inc.
Western Asset High Income Opportunity Fund Inc.
Western Asset Managed High Income Fund Inc.
Western Asset Managed Municipals Portfolio Inc.
Western Asset Municipal High Income Fund Inc.
LMP Real Estate Income Fund Inc.
LMP Corporate Loan Fund Inc.
Western Asset Zenix Income Fund Inc.
Barrett Opportunity Fund, Inc.
Western Asset Emerging Markets Debt Fund Inc.
Western Asset Emerging Markets Income Fund Inc.
Western Asset Emerging Markets Income Fund II Inc.
Western Asset Emerging Markets Floating Rate Fund Inc.
LMP Capital & Income Fund Inc.
Western Asset Global Partners Income Fund Inc.
Western Asset Global High Income Fund Inc.
Western Asset High Income Fund Inc.
Western Asset High Income Fund II Inc.
Western Asset Inflation Management Fund Inc.
Western Asset Worldwide Income Fund Inc.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.
Western Asset Municipal Partners Fund Inc.
Western Asset Municipal Partners Fund II Inc.
Western Asset Variable Rate Strategic Fund Inc.